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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 2, 2004


                          Eyetech Pharmaceuticals, Inc.
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               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-50516                13-4104684
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)               File Numbers)          Identification No.)


       3 Times Square, 12th Floor
              New York, NY                                         10036
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(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's telephone number, including area code: (212) 824-3100



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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On June 2, 2004, Eyetech Pharmaceuticals, Inc. announced the closing of a secondary offering of selling stockholders. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2004                    EYETECH PHARMACEUTICALS, INC.


                                      By:    /s/ Glenn P. Sblendorio
                                             ----------------------------------
                                      Name:  Glenn P. Sblendorio
                                      Title: Senior Vice President, Finance and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.         Description
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   99.1             Press release dated June 2, 2004 announcing the closing of a secondary offering of selling stockholders.